                                                                    Exhibit 25

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Timothy C. Coughlin and David Lesser, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents with full and several power of substitution for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements relating to Common Stock (the "Securities") of the Riggs National Corporation (the "Company") to be issued under the Riggs National Bank Employees' Savings Plan, and any amendments, including pre-effective and post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, including executing and delivering all documents, instruments, agreements and regulatory or governmental filings to the Securities and Exchange Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction or any other regulatory authority in connection with the registration, offer or sale of the Securities, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney in the capacities and on the dates indicated.


Name                                   Title                             Date
- ----                                   -----                             ----

 /s/ Joe L. Allbritton                 Chairman of the                   2/9/94
- -------------------------------        Board and Chief
(Joe L. Allbritton)                    Executive Officer

 /s/ Paul M. Homan                     Vice Chairman of                  2/9/94
- -------------------------------        the Board
(Paul M. Homan)

 /s/ Timothy C. Coughlin               President                         2/9/94
- -------------------------------
(Timothy C. Coughlin)

 /s/ John L. Davis                     Chief Financial                  2/28/94
- -------------------------------        Officer (Principal
(John L. Davis)                        Financial and
                                       Accounting Officer)

                                                          POWER OF ATTORNEY

Name                                   Title                             Date
- ----                                   -----                             ----

 /s/ Barbara B. Allbritton             Director                          2/9/94
- -------------------------------
(Barbara B. Allbritton)

                                       Director
- -------------------------------
(Norman R. Augustine)

 /s/ Calvin Cafritz                    Director                          2/9/94
- -------------------------------
(Calvin Cafritz)

 /s/ Charles A. Camalier               Director                          2/9/94
- -------------------------------
(Charles A. Camalier, III)

 /s/ Ronald E. Cuneo                   Director                          2/9/94
- -------------------------------
(Ronald E. Cuneo)

 /s/ Floyd E. Davis                    Director                          2/9/94
- -------------------------------
(Floyd E. Davis, III)

 /s/ Jacqueline C. Duchange            Director                          2/9/94
- -------------------------------
(Jacqueline C. Duchange)

 /s/ Michela A. English                Director                          2/9/94
- -------------------------------
(Michela A. English)

 /s/ James E. Fitzgerald               Director                          2/9/94
- -------------------------------
(James E. Fitzgerald)

 /s/ David J. Gladstone                Director                          2/9/94
- -------------------------------
(David J. Gladstone)

                                                           POWER OF ATTORNEY

Name                                   Title                             Date
- ----                                   -----                             ----


 /s/ Lawrence I. Hebert                Director                          2/9/94
- --------------------------------
(Lawrence I. Hebert)

 /s/ Michael J. Jackson                Director                          2/9/94
- --------------------------------
(Michael J. Jackson)

 /s/ Leo J. O'Donovan, S.J.            Director                          2/9/94
- --------------------------------
(Leo J. O'Donovan, S.J.

 /s/ Steven B. Pfeiffer                Director                          2/9/94
- --------------------------------
(Steven B. Pfeiffer)

                                       Director
- --------------------------------
(John A. Sargent)

 /s/ James R. Schlesinger              Director                          2/9/94
- --------------------------------
(James R. Schlesinger)

 /s/ Robert L. Sloan                   Director                          2/9/94
- --------------------------------
(Robert L. Sloan)

 /s/ James W. Symington                Director                          2/9/94
- --------------------------------
(James W. Symington)

                                       Director
- --------------------------------
(Jack Valenti)

 /s/ Eddie N. Williams                 Director                          2/9/94
- --------------------------------
(Eddie N. Williams)


                                                                               3